UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September, 22, 2014
Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.
(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612
(Address of principal executive offices) (Zip Code)

562.714.1666
Registrant's telephone number, including area code

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Effective September 22, 2014, the issuer accepted the resignation of Ryan Hamouth as the Company's Chief Operating Officer, Vice Chairman and as a member of the board of directors. The resignation of Ryan Hamouth as the Company's Chief Operating Officer, Vice Chairman and a director was not based on any prior understanding or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

By /s/ Richard Specht
Date: September 22, 2014
Richard Specht / Corporate Secretary / Director